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                                                                   Exhibit 10.51

             SECOND AMENDMENT TO LEASE DATED DECEMBER 18, 1995 OF
                 PORTION OF 5060 EUCALYPTUS AVENUE, CHINO, CA
                   BETWEEN PROVENA FOODS INC. AS LESSOR AND
                 R-COLD, INC. AND THERMA LOCK, INC. AS LESSEE

The above referenced lease is hereby amended to extend the term by one year on the following terms and conditions:

1.  Rental Rate:           March 1, 2001 to February 28, 2002:
                           $10,335.00/month (-$0.39/sq.ft.)

2.  Extension Start Date:  March 1, 2001

3.  Extension End Date:    February 28, 2002

4.  Security Deposit:      Increased by $927.50 from $9,407.50 to $10,335.00

All other terms of the referenced lease shall remain in full force and effect.

LESSOR:                                 LESSEE:
PROVENA FOODS INC.                      R-COLD, INC.

By /s/ Santo Zito   2-9-01              By  /s/ Mike Mulcahy  2/9/01
  ------------------------                --------------------------
                      Date                                      Date

                                        THERMA LOCK, INC.

                                        By  /s/ Mike Mulcahy  2/9/01
                                          --------------------------
                                                                Date